                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              -----------------

                                   FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                February 24, 1998
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                Date of report (Date of earliest event reported)


              NewsEDGE Corporation (formerly Desktop Data, Inc.)
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            (Exact name of Registrant as specified in its charter)


           DELAWARE                     0-26540                 04-3016142
-------------------------------      ---------------      ----------------------
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
Incorporation or Organization)         File Number)         Identification No.)


                               80 Blanchard Road
                       Burlington, Massachusetts  01083
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                    (Address of Principal Executive Offices)


                                (781) 229-3000
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               Registrant's telephone number, including area code


                        Exhibit Index Located on Page 5
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                                      -2-


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

   On November 2, 1997, NewsEDGE Corporation, a Delaware corporation previously known as Desktop Data, Inc. (the "Registrant"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") providing for the merger (the "Merger") of Individual, Inc., a Delaware corporation ("Individual") with and into the Registrant. The Merger was effected on February 24, 1998 (the "Effective Time"), pursuant to a Certificate of Merger filed with the Secretary of the State of Delaware. Pursuant to the Merger Agreement, upon the Effective Time of the Merger, each outstanding share of the common stock, par value $.01 per share of Individual (the "Individual Common Stock"), other than shares held in the treasury of Individual or by the Registrant or any wholly owned subsidiary of Individual or the Registrant, was converted into the right to receive one half (1/2) of one share (the "Exchange Ratio") of the common stock, par value $.01 per share, of the Registrant (the "registrant Common Stock"), and each outstanding option or right to purchase Individual Common Stock under the Individual Amended and Restated 1989 Stock Option Plan, 1995 Incentive Stock Option Plan, 1996 Non-Employee Directors Stock Option Plan, 1996 Stock Option Plan and the Amended and Restated 1996 Stock Plan (the "Individual Stock Option Plans") and the Individual 1996 Employee Stock Purchase Plan was assumed by the Registrant and became an option or right to purchase Registrant Common Stock, with appropriate adjustments made to the number of shares issuable thereunder and the exercise price thereof based on the Exchange Ratio. Furthermore, the Registrant assumed all outstanding warrants for the purchase of Individual Common Stock which became warrants to purchase Registrant Common Stock, with appropriate adjustments made to the number of shares issuable thereunder and the exercise price thereof based on the Exchange Ratio.

   The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a pooling of interests for financial reporting purposes in accordance with generally accepted accounting principles. The assets of Individual were used, prior to the Effective Time of the Merger, for customized news integration businesses and services, a use which the Registrant intends to continue immediately following the Merger.
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                                      -3-

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   The following financial statements and exhibits are filed as part of this report, where indicated:

   (a)  Financial statements of the business acquired, prepared pursuant to Rule
        3.05 of Regulation S-X:

        Financial statements for fiscal years 1995 and 1996 are incorporated by reference from Registrant's Registration Statement on Form S-4 (File No. 333-44887) filed with the Securities and Exchange Commission on January 26, 1998. The financial statements for the fiscal year 1997 are unavailable as of the date of this filing. Such financial statements will be filed on or before May 11, 1998.

   (c) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

       The pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before May 11, 1998.

   (c)  Exhibits.
        --------

Exhibit No.   Description
-----------   -----------

2.1 Agreement and Plan of Merger and Reorganization dated November 2, 1997, by and between Desktop Data, Inc. A Delaware corporation, and Individual, Inc., a Delaware corporation (incorporated by reference from Exhibit 2.1 in the Registrant's Registration Statement on Form S-4 (File No. 333-44887) filed with the Securities and Exchange Commission on January 26, 1998).

2.2 Certificate of Merger filed by the Registrant with the Secretary of the State of Delaware, dated February 24, 1998 (incorporated by reference from Exhibit 3.2 of the Registrant's Registration Statement on Form S-4 (File No. 333-44887).

23.1 Consent of Coopers & Lybrand, L.L.P. with respect to financial statements of Individual for the fiscal years 1995 and 1996.
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                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NewsEDGE Corporation


Date: March 6, 1998                    By:  /s/ Edward R. Siegfried
                                            -----------------------------------
                                            Edward R. Siegfried
                                            Vice President - Finance and
                                            Operation, Treasurer and
                                            Assistant Secretary

                                 EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

2.1 Agreement and Plan of Merger and Reorganization dated November 2, 1997, by and between Desktop Data, Inc. a Delaware corporation, and Individual, Inc., a Delaware corporation (incorporated by reference from Exhibit 2.1 in the Registrant's Registration Statement on Form S-4 (File No. 333-44887) filed with the Securities and Exchange Commission on January 26, 1998).

2.2 Certificate of Merger filed by the Registrant with the Secretary of the State of Delaware, dated February 24, 1998 (incorporated by reference from Exhibit 3.2 of the Registrant's Registration Statement on Form S-4 (File No. 333-44887).

23.1+ Consent of Coopers & Lybrand, L.L.P. with respect to financial statements of Individual for the fiscal years 1995 and 1996.



__________
+ filed herewith